Exhibit 23.2

                                                                   Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated April 15, 1997, on the financial statements of Baltic International USA, Inc. as of December 31, 1996 and for the year then ended which are included in this Form SB-2, and to all references to our firm therein.




/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Houston, Texas
December 19, 1997